                                                                    EXHIBIT 23-A


                         INDEPENDENT AUDITORS' CONSENT


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1997 with respect to the financial statements of U.S. Transportation Systems, Inc., included in the Registration Statement (Form SB-2, No. 333-44211) and related Prospectus of U.S. Transportation Systems, Inc.


                                          /s/ Mahoney Cohen & Company, CPA, P.C.


New York, New York
February 2, 1998